                                                                    Exhibit 10.7

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                           NISSAN AUTO LEASING LLC II,
                                 as Transferor,

                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                         ------------------------------

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                         Dated as of October [__], 2003

                         ------------------------------










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                                TABLE OF CONTENTS

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ARTICLE ONE                DEFINITIONS...........................................................................    1

         SECTION 1.01               Definitions..................................................................    1

         SECTION 1.02               Interpretive Provisions......................................................    1

ARTICLE TWO                ORGANIZATION..........................................................................    2

         SECTION 2.01               Name and Status..............................................................    2

         SECTION 2.02               Office.......................................................................    2

         SECTION 2.03               Purposes and Powers..........................................................    2

         SECTION 2.04               Appointment of Owner Trustee.................................................    3

         SECTION 2.05               Liability of the Trust Certificateholders....................................    3

         SECTION 2.06               Initial Capital Contribution of Owner Trust Estate...........................    3

         SECTION 2.07               Declaration of Trust.........................................................    3

         SECTION 2.08               Title to Trust Property......................................................    4

         SECTION 2.09               Situs of Trust...............................................................    4

         SECTION 2.10               Representations and Warranties of the Transferor.............................    4

         SECTION 2.11               Power of Attorney............................................................    5

ARTICLE THREE              TRUST CERTIFICATES AND TRANSFER OF INTERESTS..........................................    6

         SECTION 3.01               Initial Ownership............................................................    6

         SECTION 3.02               The Trust Certificates.......................................................    6

         SECTION 3.03               Authentication and Delivery of Trust Certificates............................    6

         SECTION 3.04               Registration of Transfer and Exchange........................................    7

         SECTION 3.05               Mutilated, Destroyed, Lost or Stolen Trust Certificates.....................    10

         SECTION 3.06               Persons Deemed Trust Certificateholders.....................................    11

         SECTION 3.07               Access to List of Trust Certificateholders' Names and Addresses.............    11

         SECTION 3.08               Maintenance of Office or Agency.............................................    11

         SECTION 3.09               Appointment of Paying Agent.................................................    11

         SECTION 3.10               Ownership by the Transferor of Trust Certificates...........................    12

         SECTION 3.11               Trust Certificates Held by Trust, Transferor or Their Affiliates............    12

ARTICLE FOUR               ACTIONS BY OWNER TRUSTEE OR TRUST CERTIFICATEHOLDERS.................................    12
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         SECTION 4.01               Prior Notice to Trust Certificateholders With Respect to Certain
                                    Matters.....................................................................    12

         SECTION 4.02               Action by Trust Certificateholders With Respect to Certain Matters..........    13

         SECTION 4.03               Action by Owner Trustee With Respect to Bankruptcy..........................    13

         SECTION 4.04               Restrictions on Trust Certificateholders' Power.............................    13

         SECTION 4.05               Majority Control............................................................    14

ARTICLE FIVE               APPLICATION OF TRUST FUNDS; CERTAIN DUTIES...........................................    14

         SECTION 5.01               Establishment of Certificate Distribution Account and Reserve Account.......    14

         SECTION 5.02               Application of Trust Funds..................................................    15

         SECTION 5.03               Method of Payment...........................................................    17

         SECTION 5.04               Accounting and Reports......................................................    17

ARTICLE SIX                AUTHORITY AND DUTIES OF OWNER TRUSTEE................................................    18

         SECTION 6.01               General Authority...........................................................    18

         SECTION 6.02               General Duties..............................................................    18

         SECTION 6.03               Action Upon Instruction.....................................................    19

         SECTION 6.04               No Duties Except as Specified...............................................    20

         SECTION 6.05               No Action Unless Specifically Authorized....................................    20

         SECTION 6.06               Restrictions................................................................    20

ARTICLE SEVEN              CONCERNING THE OWNER TRUSTEE.........................................................    21

         SECTION 7.01               Acceptance of Trusts and Duties.............................................    21

         SECTION 7.02               Furnishing of Documents.....................................................    22

         SECTION 7.03               Representations and Warranties..............................................    22

         SECTION 7.04               Reliance; Advice of Counsel.................................................    23

         SECTION 7.05               Not Acting in Individual Capacity...........................................    24

         SECTION 7.06               Owner Trustee Not Liable for Trust Certificates.............................    24

         SECTION 7.07               Owner Trustee May Own Trust Certificates and Notes..........................    24

ARTICLE EIGHT              COMPENSATION OF OWNER TRUSTEE........................................................    24

         SECTION 8.01               Owner Trustee's Compensation and Indemnification............................    24

ARTICLE NINE               TERMINATION OF TRUST AGREEMENT.......................................................    25
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         SECTION 9.01               Termination of Trust Agreement..............................................    25

         SECTION 9.02               [Reserved]..................................................................    26

         SECTION 9.03               Purchase of the 2003-A SUBI Certificate; Repayment of the Trust
                                    Certificates................................................................    26

ARTICLE TEN                SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES...............................    28

         SECTION 10.01              Eligibility Requirements for Owner Trustee..................................    28

         SECTION 10.02              Resignation or Removal of Owner Trustee.....................................    28

         SECTION 10.03              Successor Owner Trustee.....................................................    29

         SECTION 10.04              Merger or Consolidation of Owner Trustee....................................    29

         SECTION 10.05              Appointment of Co-Trustee or Separate Trustee...............................    30

ARTICLE ELEVEN             TAX MATTERS..........................................................................    31

         SECTION 11.01              Tax and Accounting Characterization.........................................    31

         SECTION 11.02              Signature on Returns; Tax Matters Partner...................................    31

         SECTION 11.03              Tax Reporting...............................................................    31

ARTICLE TWELVE             MISCELLANEOUS........................................................................    32

         SECTION 12.01              Supplements and Amendments..................................................    32

         SECTION 12.02              No Legal Title to Owner Trust Estate........................................    33

         SECTION 12.03              Limitations on Rights of Others.............................................    33

         SECTION 12.04              Notices.....................................................................    34

         SECTION 12.05              Severability................................................................    34

         SECTION 12.06              Counterparts................................................................    34

         SECTION 12.07              Successors and Assigns......................................................    34

         SECTION 12.08              No Petition.................................................................    34

         SECTION 12.09              No Recourse.................................................................    35

         SECTION 12.10              Headings....................................................................    35

         SECTION 12.11              GOVERNING LAW...............................................................    35

         SECTION 12.12              Trust Certificates Nonassessable and Fully Paid.............................    35

         SECTION 12.13              Furnishing of Basic Documents...............................................    35
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                                    EXHIBITS
Exhibit A  -  Form of Trust Certificate.........................................................................   A-1
Exhibit B  -  Form of Rule 144A Certificate.....................................................................   B-1
Exhibit C  -  Form of Form of Investment Letter.................................................................   C-1
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

                      AMENDED AND RESTATED TRUST AGREEMENT

      This Amended and Restated Trust Agreement (this "Agreement"), dated as of October [__], 2003, is between Nissan Auto Leasing LLC II, a Delaware limited liability company ("NALL II"), as transferor (the "Transferor"), and Wilmington Trust Company, a Delaware banking corporation ("Wilmington Trust"), as trustee (the "Owner Trustee").

      WHEREAS, the parties hereto entered into a trust agreement dated as of May 13, 2003 (the "Initial Trust Agreement") pursuant to which the Nissan Auto Lease Trust 2003-A was created; and

      WHEREAS, the parties hereto are entering into this Agreement pursuant to which, among other things, the Initial Trust Agreement will be amended and restated, and $185,305,313.53 aggregate principal amount of Asset Backed Certificates and $240,300,000 aggregate principal amount of [___]% Asset Backed Class A-1 Notes, $277,000,000 aggregate principal amount [___]% Asset Backed Class A-2 Notes, $[__________] aggregate principal amount Floating Rate Asset Backed Class A-3a Notes and $[__________] aggregate principal amount of [____]% Asset Backed Class A-3b Notes will be issued.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                   DEFINITIONS

      SECTION 1.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of October [__], 2003, by and among Nissan Auto Lease Trust 2003-A, as trust (the "Trust"), NILT Trust, a Delaware statutory trust, as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary," respectively), Nissan-Infiniti LT, a Delaware statutory trust (the "Titling Trust"), Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), in its individual capacity, as servicer and as Administrative Agent (in such capacity, the "Servicer" and the "Administrative Agent," respectively), NALL II, NILT, Inc., a Delaware corporation, as trustee to the Titling Trust (the "Titling Trustee"), Wilmington Trust, as Owner Trustee and Delaware trustee (in such capacity, the "Delaware Trustee") and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent and indenture trustee (in such capacity, the "Trust Agent" and the "Indenture Trustee," respectively).

      SECTION 1.02 Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as "herein," "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article, or Section herein, (iv) references to an Article or Section such as "Article Twelve" or "Section 12.01" shall refer to the applicable Article or Section of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation," (vi) the term "or" shall include "and/or", and (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

      Any reference in this Agreement to any agreement means such agreement as it may be amended, restated, supplemented (only to the extent such agreement as supplemented relates to the Notes), or otherwise modified from time to time. Any reference in this Agreement to any law, statute, regulation, rule, or other legislative action shall mean such law, statute, regulation, rule, or other legislative action as amended, supplemented, or otherwise modified from time to time, and shall include any rule or regulation promulgated thereunder. Any reference in this Agreement to a Person shall include the successor or assignee of such Person.

                                  ARTICLE TWO

                                  ORGANIZATION

      SECTION 2.01 Name and Status. The trust created hereby shall be known as "Nissan Auto Lease Trust 2003-A," in which name the Trust may engage in activities as permitted by the Basic Documents, make and execute contracts and other instruments and sue and be sued, to the extent provided herein. It is the intention of the parties hereto that the Trust shall be a statutory trust under the Statutory Trust Statute, and that this Agreement shall constitute the governing instrument of that statutory trust.

      SECTION 2.02 Office. The chief executive office and principal place of business of the Trust shall be in care of the Owner Trustee, initially at the Owner Corporate Trust Office and thereafter at such other address as the Owner Trustee may designate by written notice to the Trust Certificateholders and the Transferor.

      SECTION 2.03      Purposes and Powers.

      (a) The purposes of the Trust are: (i) at the direction of the Trust Certificateholders, to take assignments and conveyances of certain assets from time to time, to hold such assets in trust and to collect and disburse the periodic income therefrom for the benefit of the Trust Certificateholders, (ii) to engage in any of the other activities described or authorized in this Agreement, any supplement or any amendment hereto or thereto and (iii) to engage in any and all activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith. The Trust shall not be employed for any purpose except as duly authorized in accordance with the provisions of this Agreement.

      (b) The initial sole purpose of the Trust is to conserve the Owner Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Trust Certificateholders, and in furtherance of such purpose to engage in the following ministerial activities:

            (i) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement;

            (ii) to acquire the 2003-A SUBI Certificate from the Transferor and the other property of the Owner Trust Estate in exchange for (A) the issuance of the

      Notes to the Transferor, (B) certain capital contributions from the Transferor and (C) the issuance of the Trust Certificate to the Transferor;

            (iii) to pay interest on and principal of the Notes;

            (iv) to assign, grant, transfer, pledge mortgage and convey the Owner Trust Estate pursuant to the Indenture to the Indenture Trustee as security for the Notes and to hold, manage and distribute to the Trust Certificateholders pursuant to the terms of this Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

            (v) to enter into and perform its obligations under the Basic Documents to which the Trust is a party;

            (vi) to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith; and

            (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Trust Certificateholders and the Noteholders.

      (c) The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

      SECTION 2.04 Appointment of Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

      SECTION 2.05 Liability of the Trust Certificateholders. No Trust Certificateholder shall have any personal liability for any liability or obligation of the Trust, solely by reason of it being a Trust Certificateholder.

      SECTION 2.06 Initial Capital Contribution of Owner Trust Estate. The Transferor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Transferor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

      SECTION 2.07 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Owner Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Trust Certificateholders, who are intended to be

"beneficial owners" within the meaning of the Statutory Trust Statute, subject to the Lien of the Indenture Trustee and the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitutes a statutory trust under the Statutory Trust Statute and that this Agreement constitutes the governing instrument of such statutory trust. Consistent with Section 11.01, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a division or branch of the Trust Certificateholder. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and under Delaware law for the purpose and to the extent necessary to accomplish the purpose of the Trust as set forth in Sections 2.03(a) and 2.03(b). At the direction of the Transferor, the Owner Trustee caused to be filed the Certificate of Trust pursuant to the Statutory Trust Statute, and the Owner Trustee shall file or cause to be filed such amendments thereto as shall be necessary or appropriate to satisfy the purposes of this Agreement and as shall be consistent with the provisions hereof.

      SECTION 2.08 Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

      SECTION 2.09 Situs of Trust. The Trust shall be located and administered in the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the states of California, Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the state of Delaware. Payments shall be received by the Trust only in the states of Delaware, California or New York, and payments will be made by the Trust only from the states of Delaware, California or New York. The only principal office of the Trust will be at the Corporate Trust Office.

      SECTION 2.10 Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Owner Trustee as of the Closing Date that:

      (a) Organization and Good Standing. The Transferor has been duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

      (b) Due Qualification. The Transferor has been duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualifications, except when the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Transferor or would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Agreement.

      (c) Power and Authority. The Transferor has (i) the power and authority to execute and deliver this Agreement and to carry out its terms; (ii) good title to and is the sole legal and beneficial owner of the 2003-A SUBI Certificate, free and clear of Liens and claims; (iii) full power and authority to transfer the 2003-A SUBI Certificate and deposit the same with the Trust; (iv) duly authorized such transfer and deposit to the Trust by all necessary action; and (v) duly authorized the execution, delivery and performance of this Agreement by all necessary action.

      (d) Binding Obligation. This Agreement is a legal, valid and binding obligation of the Transferor, enforceable in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or law.

      (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability agreement of the Transferor, any material indenture, agreement or other instrument to which the Transferor is a party or by which it shall be bound; nor result in the creation or imposition of any material Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties, which breach, default, conflict, Lien or violation in any case would have a material adverse effect on the ability of the Transferor to perform its obligations under this Agreement.

      (f) No Proceedings. There are no proceedings or investigations pending, or to the Transferor's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which it is party; (ii) seeking to prevent the issuance of the Notes or the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents to which it is a party; (iii) seeking any determination or ruling that would be likely materially and adversely to affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which it is a party; or (iv) relating to the Transferor and that would be likely materially and adversely to affect the federal income tax or any state income tax attributes of the Trust, the Notes or the Trust Certificates.

      (g) Independent Manager. Notwithstanding anything to the contrary in the Transferor's Formation Documents, the Transferor shall ensure that at least one manager of the Transferor shall be an Independent Manager.

      SECTION 2.11 Power of Attorney. Pursuant to the Trust Administration Agreement, the Owner Trustee has authorized the Administrative Agent to perform certain of its administrative duties hereunder, including duties with respect to the management of the Owner Trust Estate, and in connection therewith hereby grants the Administrative Agent its revocable power of attorney. Each Trust Certificateholder by such Holder's acceptance of any Trust

Certificate or beneficial interest therein, as the case may be, shall be deemed to have granted power of attorney to the Administrative Agent for purposes of actions taken or to be taken with respect to the Trust Certificates.

                                 ARTICLE THREE

                               TRUST CERTIFICATES
                            AND TRANSFER OF INTERESTS

      SECTION 3.01 Initial Ownership. Upon the formation of the Trust by the contribution by the Transferor pursuant to Section 2.06 and until the issuance of the Trust Certificates, the Transferor shall be sole beneficiary of the Trust.

      SECTION 3.02      The Trust Certificates.

      (a) The Trust Certificates shall be substantially in the form set forth in Exhibit A, in minimum denominations of $250,000. Except for the issuance of the Trust Certificate to the Transferor, no Trust Certificate may be sold, pledged, exchanged or otherwise transferred to any Person except in accordance with Sections 3.04 and 3.10 and any attempted sale, pledge, exchange or transfer (each referred to hereinafter as a "transfer") in violation of such Sections shall be null and void. The Trust Certificate shall be issued in the name of the Transferor. Upon delivery to the Transferor, the Owner Trustee and the Certificate Registrar of a letter in the form of Exhibit C, any Trust Certificate shall be reissued in the name and in the denomination set forth in such letter.

      (b) The Trust Certificates may be printed, lithographed, typewritten, mimeographed or otherwise produced, and may be executed on behalf of the Trust by manual or facsimile signature of an Authenticating Agent. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates. If registration of a transfer of a Trust Certificate is permitted pursuant to Section 3.04 and Section 3.10, the transferee of such Trust Certificate shall become a Trust Certificateholder and shall be entitled to the rights and subject to the obligations of a Trust Certificateholder hereunder, upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.04.

      SECTION 3.03 Authentication and Delivery of Trust Certificates. Concurrently with the transfer of the 2003-A SUBI Certificate to the Trust, the Owner Trustee shall cause to be executed on behalf of the Trust to the Transferor the Trust Certificate in an aggregate principal amount equal to the Initial Trust Certificate Balance, authenticated and delivered to or upon the written order of the Transferor, in authorized denominations, evidencing the entire ownership of the Trust. No Trust Certificate shall entitle its holder to any benefit under this

Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication, substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its Authenticating Agent, by manual or facsimile signature; and such authentication shall constitute conclusive evidence, and the only evidence, that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. Upon issuance, execution and delivery pursuant to the terms hereof, the Trust Certificates shall be entitled to the benefits of this Agreement. The Wilmington Trust Company shall be the initial Authenticating Agent of the Owner Trustee hereunder, and all references herein to authentication by the Owner Trustee shall be deemed to include the Authenticating Agent.

      SECTION 3.04      Registration of Transfer and Exchange.

      (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a register (the "Certificate Register"), in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and, if and to the extent transfers are permitted pursuant to
Section 3.04(b) and Section 3.10, the registration of transfers of Trust Certificates. No transfer of a Trust Certificate shall be recognized except upon registration of such transfer. Wilmington Trust Company is hereby appointed as the initial Certificate Registrar. If the Certificate Registrar shall for any reason become unable to act as Certificate Registrar, the Certificate Registrar shall give prompt written notice to such effect to the Transferor, the Owner Trustee and the Servicer. The Owner Trustee shall promptly appoint a successor, which shall be another trust company or bank, and shall agree to act in accordance with the provisions of this Agreement applicable to it as successor Certificate Registrar under this Agreement.

      (b) Each Trust Certificate shall bear a legend regarding transfers to the effect of the legend on the form of Trust Certificate attached as Exhibit A hereto, unless determined otherwise by the Servicer (as certified to the Certificate Registrar in an Officer's Certificate) consistent with applicable law.

      If and to the extent transfers are permitted pursuant to Section 3.10, as a condition to the registration of any transfer of a Trust Certificate, the prospective transferee shall be required to represent in writing to the Owner Trustee, the Transferor and the Certificate Registrar the following:

                  (i) It has neither acquired nor will it transfer any Trust Certificate it purchases (or any interest therein) or cause any such Trust Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                  (ii) It either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Transferor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee's ownership of Trust Certificates.

                  (iii) It understands that no subsequent transfer of the Trust Certificates is permitted unless (A) such transfer is of a Trust Certificate with a denomination of at least $250,000, (B) it causes its proposed transferee to provide to the Trust and the Certificate Registrar a letter substantially in the form of Exhibit C hereto, or such other written statement as the Transferor shall prescribe and (C) the Transferor consents in writing to the proposed transfer, which consent shall be granted unless the Transferor determines that such transfer would create a risk that the Trust or the Titling Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Trust Certificates to exceed 95 or (2) the number of holders of direct or indirect interests in the Titling Trust to exceed 50, shall be a void transfer.

                  (iv) It understands that the Opinion of Counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (i), (ii) and (iii) above.

                  (v)   It is not a Benefit Plan or arrangement subject to
      Section 406 of ERISA, will not acquire or hold the Trust Certificates being transferred on behalf of or with "plan assets" of a Benefit Plan, and is not a Person acting on behalf of such a Benefit Plan or arrangement nor using the assets of such a Benefit Plan or arrangement to effect such transfer;

                  (vi) It is a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (3) a Person not described in (A)(1) or
      (2) whose ownership of the Trust Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Trust Certificate will not result in any withholding obligation with respect to any payments with respect to the Trust Certificates by any Person (other than withholding, if any, under Section 1446 of the Code) or
      (B) an estate or trust the income of which is includible in gross income for federal income tax purposes, regardless of source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more "U.S. persons" (as such term is defined in the Code) have the authority to control all substantial decisions of the Trust. It agrees that it will provide a certification of non-foreign status signed under penalty of perjury and, alternatively, that if it is a Person described in clause (A)(3) above, it will furnish to the Transferor and the Owner Trustee a properly executed IRS Form W-8ECI and a new IRS Form W-8ECI upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or Opinions of Counsel as may be requested by the Transferor and the Owner Trustee).

                  (vii) It understands that any purported transfer of any Trust Certificate (or any interest therein) in contravention of any of the restrictions and conditions in this Section shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Trust Certificateholder for any purpose.

      (c) By acceptance of any Trust Certificate, the related Trust Certificateholder specifically agrees with and represents to the Transferor, the Trust and Certificate Registrar that no transfer of such Trust Certificate shall be made unless the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act because the transfer satisfies one of the following:

                  (i) Such transfer is in compliance with Rule 144A, to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A and (A) the transferor thereof executes and delivers to the Transferor and the Certificate Registrar, a Rule 144A certificate substantially in the form attached as Exhibit B and (B) the transferee executes and delivers to the Transferor and the Certificate Registrar an investment letter substantially in the form attached as Exhibit C.

                  (ii) After the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Transferor or the Certificate Registrar, delivers an Opinion of Counsel in form and substance satisfactory to the Transferor.

      (d) The Transferor shall make the Rule 144A Information available to the prospective transferor and transferee of a Trust Certificate. The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

                  (i) the Prospectus, as amended or supplemented to the date of such transfer;

                  (ii) each Payment Date Certificate delivered to Trust Certificateholders on each Payment Date preceding such request; and

                  (iii) such other information as is reasonably available to the Transferor in order to comply with requests for information pursuant to Rule 144A.

      None of the Transferor, the Certificate Registrar or the Owner Trustee is under an obligation to register any Trust Certificate under the Securities Act or any state securities laws.

      (e) Upon surrender for registration of transfer or exchange of any Trust Certificate at the office of the Certificate Registrar and upon compliance with the provisions of this Agreement relating to such transfer or exchange, provided that the requirements of Section 8-401(a) of the UCC are met, the Owner Trustee shall execute and shall, or shall cause the Authenticating Agent to, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate face amount dated the date of such authentication or the Trust Certificates that the Trust Certificateholder making the exchange is entitled to receive, as the case may be.

      The Certificate Registrar shall require that every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8BEN or W-9 or such other form as may be reasonably required in form satisfactory to the Certificate Registrar duly executed by the Trust Certificateholder or such Person's attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Trust Certificates.

      The Certificate Registrar shall cancel and retain or destroy, in accordance with the Certificate Registrar's retention policy then in effect, all Trust Certificates surrendered for registration of transfer or exchange and shall upon written request certify to the Transferor as to such retention or destruction.

      (f) The provisions of this Section generally are intended, among other things, to prevent the Trust from being characterized as a "publicly traded partnership" within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Section 1.7704-1(e) and (h), and the Transferor shall take such intent into account in determining whether or not to consent to any proposed transfer of any Trust Certificate.

      The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register any transfer or exchange of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

      SECTION 3.05 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If any mutilated Trust Certificate is surrendered to the Certificate Registrar, or if the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been transferred to a protected purchaser and provided that the requirements of Section 8-405 of the UCC are met, the Owner Trustee on behalf of the Trust shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

      SECTION 3.06 Persons Deemed Trust Certificateholders. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

      SECTION 3.07 Access to List of Trust Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer and the Transferor or the Indenture Trustee, as the case may be, within 15 days after its receipt of a request therefor from the Owner Trustee, the Servicer, the Transferor or the Indenture Trustee in writing, a list, in such form as the requesting party may reasonably request, of the names and addresses of the Trust Certificateholders as of the most recent Record Date. If (i) two or more Trust Certificateholders or (ii) one or more Trust Certificateholders evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Trust Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Trust Certificateholders. Each Trust Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Transferor, the Owner Trustee, the Indenture Trustee or the Servicer, as the case may be, accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

      SECTION 3.08 Maintenance of Office or Agency. The Owner Trustee shall maintain in The Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the other Basic Documents to which the Trust is a party may be served. The Owner Trustee initially designates Wilmington Trust Company, c/o Computershare Trust Company of New York, Wall Street Plaza, 88 Pine Street, 19th Floor, New York, New York, as the office for such purposes. The Owner Trustee shall give prompt written notice to the Transferor and the other Trust Certificateholders of any change in the location of the Certificate Register or any such office or agency.

      SECTION 3.09 Appointment of Paying Agent. The Paying Agent shall make distributions to the Trust Certificateholders pursuant to Section 5.02, and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Paying Agent initially shall be U.S. Bank. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Agreement in any material respect. Any co-paying agent chosen by the Transferor and acceptable to the Owner Trustee shall also be a Paying Agent. Each Paying Agent may resign upon 30 days' written notice to the Owner Trustee. In the event that a Paying Agent may no longer act as Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Trust Certificateholders in trust for the benefit of the Trust Certificateholders entitled thereto until such sums are paid to the Trust Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

      SECTION 3.10 Ownership by the Transferor of Trust Certificates. The Transferor shall receive on the Closing Date in accordance with Section 3.02 and shall thereafter retain beneficial and record ownership of Trust Certificates representing 100% of the Certificate Balance. Notwithstanding any other provision of this Agreement to the contrary, any attempted transfer of any Trust Certificate that would reduce such interest of the Transferor below 100% of the Certificate Balance shall be void. The Owner Trustee shall cause one Trust Certificate issued to the Transferor (representing 100% of the Certificate Balance) to bear a legend stating "THIS CERTIFICATE IS NON-TRANSFERABLE." Notwithstanding the foregoing, upon a dissolution or termination of the Transferor, the Trust Certificates held by it shall be distributed to NMAC without regard to the provisions of Section 3.02 or this Section 3.10.

      SECTION 3.11 Trust Certificates Held by Trust, Transferor or Their Affiliates. Unless otherwise specified in this Agreement or other Basic Documents, any Trust Certificates owned by the Trust, the Transferor, the Servicer (so long as NMAC or an Affiliate is the Servicer) or any of their respective Affiliates shall be entitled to the benefits under this Agreement equally and proportionately to the benefits afforded other owners of the Trust Certificates, except that such Trust Certificates shall be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Securityholders have given any request, demand, authorization, direction, notice, consent or other action under the Basic Documents (other than the commencement by the Trust of a voluntary proceeding in bankruptcy), unless all Securities are owned by the Trust, the Transferor, the Servicer (so long as NMAC or an Affiliate is the Servicer) or any of their respective Affiliates.

                                  ARTICLE FOUR

              ACTIONS BY OWNER TRUSTEE OR TRUST CERTIFICATEHOLDERS

      SECTION 4.01 Prior Notice to Trust Certificateholders With Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless the Owner Trustee has notified the Trust Certificateholders and the Rating Agencies in writing of the proposed action at least 30 days before the taking of such action and Trust Certificateholders representing at least 25% of the

Certificate Balance have not notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Trust Certificateholders have withheld consent or provided alternative direction:

      (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust (other than an action brought by the Servicer on behalf of the Titling Trust and Persons having interests in the 2003-A SUBI Certificate to collect amounts owed under a 2003-A Lease or 2003-A Vehicle);

      (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

      (c) the amendment of the Indenture in circumstances where the consent of any Noteholder is required;

      (d) the amendment of any Basic Document other than the Trust Agreement in circumstances such amendment materially and adversely affects the interests of the Trust Certificateholders;

      (e) the amendment of any other Basic Document unless the Owner Trustee is furnished an Opinion of Counsel to the effect that such amendment does not materially and adversely affect the interests of the Trust Certificateholders; or

      (f) the appointment a successor Owner Trustee or successor Indenture Trustee.

      SECTION 4.02 Action by Trust Certificateholders With Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, to the extent the Owner Trustee or the Trust is deemed to be the Holder of the 2003-A SUBI Certificate pursuant to the SUBI Trust Agreement, the Owner Trustee or Trust, as the case may be, shall take such actions as directed in writing by Trust Certificateholders holding Trust Certificates evidencing an interest of at least 662/3% of the Certificate Balance; provided, however, that so long as the Lien of the Indenture is outstanding, such direction shall be subject to the consent of the Indenture Trustee. The Owner Trustee may not, except upon the occurrence of a Servicer Default subsequent to the payment in full of the Notes and in accordance with the written directions of Trust Certificateholders holding 100% of the Certificate Balance, remove the Servicer, with respect to the 2003-A SUBI Assets or appoint a successor Servicer with respect thereto.

      SECTION 4.03 Action by Owner Trustee With Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Trust Certificateholders (including the board of managers (including the Independent Managers, as such term is defined in the Transferor's limited liability company agreement) of the Transferor) and the delivery to the Owner Trustee of a written certification by each Trust Certificateholder that such Trust Certificateholder reasonably believes that the Trust is insolvent.

      SECTION 4.04 Restrictions on Trust Certificateholders' Power. The Trust Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to the purpose of the Trust as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

      SECTION 4.05 Majority Control. Except as expressly provided herein, any action that may be taken by the Trust Certificateholders under this Agreement may be taken by the Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates. Except as expressly provided herein, any written notice of the Trust Certificateholders delivered pursuant to this Agreement shall be effective if signed by Trust Certificateholders holding not less than a Majority Interest of the Certificates at the time of delivery of such notice.

                                  ARTICLE FIVE

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

      SECTION 5.01 Establishment of Certificate Distribution Account and Reserve Account.

      (a) The Owner Trustee, for the benefit of the Trust Certificateholders, shall establish and maintain, or cause to be established and maintained, at the direction of the Transferor, an Eligible Account with and in the name of the Owner Trustee which shall be designated the "Certificate Distribution Account." The Certificate Distribution Account shall be held in trust for the benefit of the Trust Certificateholders and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Certificateholders.

      The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Trust Certificateholders. If at any time the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Transferor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall, within ten Business Days following notification of such occurrence (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent), establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash or investments to such new Certificate Distribution Account.

      (b) The Servicer, on behalf of the Trust, shall establish and maintain an Eligible Account (initially at U.S. Bank) in the name of the Indenture Trustee until the Outstanding Amount is reduced to zero, and thereafter, in the name of the Owner Trustee, which is designated as the "Reserve Account". The Reserve Account shall be held for the benefit of the Securityholders, and shall bear a designation clearly indicating that the funds on deposit therein are held for the benefit of the Securityholders.

      The Reserve Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount has been reduced to zero, and thereafter under the sole dominion and control of the Owner Trustee. On the Closing Date, the Transferor will use the net proceeds of the sale of the Notes and the Trust Certificates to make a capital contribution to the Trust, which the Trust shall use to cause the Initial Deposit Amount to be deposited into the Reserve Account. All deposits to and withdrawals from the Reserve Account shall be made only upon the terms and conditions of the Basic Documents.

      (c) The Trust shall take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, the Control Agreement or any UCC financing statements) as may be determined to be reasonably necessary by the Administrative Agent on behalf of the Trust, in order to perfect the interests created by Section 5.01(b) and otherwise fully effectuate the purposes, terms and conditions of this Section. The Trust (or Administrative Agent on behalf of the Trust) shall:

                  (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of its securities interest in the Reserve Account; and

                  (ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following (and promptly notify the Trust and the Owner Trustee of each such filing): (A) any change in the Transferor's corporate name or any trade name, (B) any change in the location of is chief executive office or principal place of business or (C) any merger or consolidation or other change in its identity or corporate structure.

      SECTION 5.02      Application of Trust Funds.

      (a) Until the Outstanding Amount of the Trust Certificates has been reduced to zero, on each Payment Date, the Paying Agent (or the Owner Trustee, if there is no Paying Agent) shall pay, to the extent of funds available, the amount required to be deposited by the Titling Trustee and by the Indenture Trustee into the Certificate Distribution Account pursuant to Section 8.04 of the Indenture, after the payment in full of the Notes, for the payment of principal of the Trust Certificates on such Payment Date, pro rata to the Trust Certificateholders of record at the close of business on the Record Date with respect to such Payment Date. On any Payment Date on which the amount on deposit in the Reserve Account, after giving effect to all withdrawals therefrom and deposits thereto in respect of that Payment Date, exceeds the Reserve Account Requirement, any such excess shall be released to the Transferor.

      (b) On or after the date on which the Outstanding Amount of the Notes has been reduced to zero, pursuant to the Indenture and the Control Agreement, dominion and control over the Reserve Account shall be transferred to the Owner Trustee. On each Payment Date thereafter, all amounts distributable to the Trust Certificateholders shall be distributed by the Owner Trustee in the order and priority set forth in Section 8.04(a) of the Indenture and the Owner Trustee shall comply with Sections 8.04(c) and 8.05(a) of the Indenture.

      On the Payment Date on which the Certificate Balance has been reduced to zero, the Owner Trustee shall release to the Transferor, without recourse, representation or warranty

(except as set forth in Section 7.03), all of the Trust's right, title, and interest in, to and under the Reserve Account Property. In addition, on or following the Payment Date on which the Certificate Balance has been reduced to zero, the Transferor may direct the Owner Trustee in writing to distribute to it, and upon receipt of such direction the Owner Trustee shall distribute to the Transferor, the remaining assets of the Trust.

      (c) On each Payment Date, the Owner Trustee shall send to each Trust Certificateholder a report (the "Distribution Statement") provided by the Servicer, based on information in the Payment Date Certificate delivered pursuant to Section 8.03 of the Indenture, that shall include the following information:

                  (i) the amount of SUBI Collections for the related Collection Period and the amounts allocable to the 2003-A SUBI Certificate;

                  (ii) the Certificate Balance on the immediately preceding Payment Date, or if the current Payment Date is the first Payment Date, on the Closing Date;

                  (iii) the aggregate amount of interest accrued and paid on each Class of Notes during the related Accrual Period;

                  (iv) the aggregate amount of principal paid with respect to each Class of Notes and the Trust Certificates on such Payment Date and the Principal Carryover Shortfall, if any;

                  (v) the Outstanding Amount of the Notes and the Certificate Balance on the day immediately preceding such Payment Date;

                  (vi) the Note Factor for each Class of Notes and the Certificate Factor (after giving effect to payments made on such Payment
      Date);

                  (vii) the Available Funds deposited into the SUBI Collection Account, including amounts with respect to each of items (i) through (v) of the definition thereof;

                  (viii) (A) the Reserve Account Requirement, (B) the Reserve Account Deposit Amount, if any, (C) the Reserve Account Draw Amount, if any, (D) the balance on deposit in the Reserve Account on such Payment Date after giving effect to withdrawals therefrom and deposits thereto in respect of such Payment Date and (E) the change in such balance from the immediately preceding Payment Date;

                  (ix) the Servicing Fee and the Payment Date Advance Reimbursement for the related Collection Period and

                  (x) the amount of Residual Value Losses for the related Collection Period.

      The information required to be delivered by such Distribution Statement may be included with such other information or reports furnished by the Servicer to the Owner Trustee in connection with the making of payments pursuant to the other Basic Documents.

      (d) If any withholding tax is imposed on the Trust's payment (or, if the Trust is treated as a partnership for federal income tax purposes, allocations of income) to a Trust Certificateholder, such tax shall reduce the amount otherwise distributable to such Trust Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to such Trust Certificateholders, sufficient funds for the payment of any withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Trust Certificateholder shall be treated as cash distributed to such Trust Certificateholders, at the time it is withheld by the Trust for remittance to the appropriate taxing authority. If the Owner Trustee determines that there is a possibility that withholding tax is payable with respect to a distribution (such as any distribution to a "non-U.S. person" (as defined in Section 7701(a)(30) of the Code)), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this Section. If a Trust Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Trust Certificateholder in making such claim so long as such Trust Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

      (e) Subject to Section 6.07 of the Indenture and 8.01 hereof, as the case may be, neither the Indenture Trustee nor the Owner Trustee, as the case may be, shall in any way be held liable by reason of any insufficiency in the Reserve Account resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's or the Owner Trustee's, as the case may be, failure to make payments on any such Permitted Investments issued by the Indenture Trustee or the Owner Trustee, as the case may be, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

      SECTION 5.03 Method of Payment. Subject to Section 9.01(c) respecting the final payment upon retirement of the Trust Certificates, distributions required to be made to Trust Certificateholders on any Payment Date shall be made to each Trust Certificateholder of record on the related Record Date by check mailed to such Trust Certificateholder at the address of such holder appearing on the Certificate Register, except that a Trust Certificateholder having original denominations aggregating at least $1 million may request payment by wire transfer of funds pursuant to written instructions delivered to the Owner Trustee at least five Business Days prior to the Record Date. Notwithstanding the foregoing, the final payment on the Trust Certificates shall be made only upon presentation and surrender of such Trust Certificates at the office or agency specified in the notice of final payment to the Trust Certificateholders. The Owner Trustee or a Paying Agent shall, upon receipt of at least 20 days' notice from the Trust or the Administrative Agent as set forth in the Indenture, provide such notice to the Trust Certificateholders of record not more than 30 days and not less than 15 days prior to the date on which such final payment is expected to occur.

      SECTION 5.04      Accounting and Reports.

      (a) The Owner Trustee shall, based on information provided by the Transferor, (i) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting (except as required by Article Eleven), (ii) deliver to each Trust

Certificateholder not later than the latest date permitted by law (A) a statement of the amounts provided for in Section 8.04 of the Indenture and (B) such information as may be required by the Code and applicable Treasury Regulations with respect to instruments such as the Trust Certificates and (iii) in addition to the Owner Trustee's rights under Section 5.02, take such action as instructed by the Transferor to collect or cause to be collected and paid over to applicable authorities any withholding tax as described in and in accordance with Section 5.02 and Article Eleven with respect to income or distributions to Trust Certificateholders. The Owner Trustee shall make all elections pursuant to Article Eleven as directed by the Transferor.

      (b) The Transferor shall maintain such books and records, and shall prepare and file such reports and returns, as are required pursuant to this Section and Section 5.02.

                                  ARTICLE SIX

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

      SECTION 6.01 General Authority. The Owner Trustee shall administer the Trust in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee, in accordance with the Basic Documents. Subject to the provisions and limitations of Sections 2.03 and 2.07, the Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case in such form as the Transferor shall approve as evidenced conclusively by the Owner Trustee's execution thereof and the Transferor's execution of this Agreement, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $240,300,000, Class A-2 Notes in the aggregate principal amount of $277,000,000, Class A-3a Notes in the aggregate principal amount of $[__________] and Class A-3b Notes in the aggregate principal amount of $[__________]. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Basic Documents and that the Servicer or the Administrative Agent recommends with respect to the Basic Documents, except to the extent this Agreement expressly requires the consent of the Trust Certificateholders for such action.

      SECTION 6.02 General Duties. Subject to the provisions and limitations of Sections 2.03 and 2.07, it shall be the duty of the Owner Trustee to discharge or cause to be discharged all of its responsibilities pursuant to the terms of the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee and in accordance with the provisions of the Basic Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrative Agent has agreed in the Trust Administration Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrative Agent to carry out its obligations under the Trust Administration Agreement.

      SECTION 6.03      Action Upon Instruction.

      (a) Subject to Article Four and in accordance with the terms of the Basic Documents, the Transferor may by written instruction direct the Owner Trustee in the administration of the Trust subject to, and in accordance with, the terms of the Basic Documents. The Owner Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.

      (b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee, is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law or any obligation of the Owner Trustee or the Trust.

      (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Trust Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice as may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

      (d) If the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any other Basic Document permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Trust Certificateholders requesting instruction and, to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates and in accordance with Sections 6.04 and 6.05, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

      (e) Notwithstanding the foregoing, the right of the Transferor or the Trust Certificateholders to take any action affecting the Owner Trust Estate shall be subject to the rights of the Indenture Trustee under the Indenture.

      SECTION 6.04 No Duties Except as Specified. The Owner Trustee shall not be required to perform any of the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by (i) the Servicer under the Servicing Agreement or the 2003-A SUBI Supplement, (ii) the Transferor under this Agreement, the Servicing Agreement, the Indenture, the SUBI Certificate Transfer Agreement, or the Back-Up Security Agreement, (iii) the Administrative Agent under the Trust Administration Agreement or (iv) the Indenture Trustee under the Indenture. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any ownership or security interest in the Owner Trust Estate or to record this Agreement or any other Basic Document. Notwithstanding anything to the contrary herein or in any Basic Document, neither the Indenture Trustee, the Titling Trustee nor the Trust Agent shall be required to execute, deliver or certify on behalf of the Issuer or any other person any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, to the extent permitted by applicable law. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than the Lien of the Indenture) on any part of the Owner Trust Estate that result from actions by or claims against the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

      SECTION 6.05 No Action Unless Specifically Authorized. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the other Basic Documents to which the Trust or the Owner Trustee is a party and (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 6.03. In particular, the Owner Trustee shall not transfer, sell, pledge, assign or convey the 2003-A SUBI Certificate, except as specifically required or permitted by the Basic Documents.

      SECTION 6.06 Restrictions. The Owner Trustee shall not take any action (i) that is contrary to the purposes of the Trust set forth in Section
2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would (a) affect the treatment of the Notes as debt for federal income tax purposes, (b) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (c) cause the Trust, the Transferor or the Titling Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income or franchise tax purposes. The Trust Certificateholders and the Transferor shall not direct the Owner Trustee to take action that would violate the provisions of this Section. The

Owner Trustee may not (i) initiate or settle any claim or lawsuit involving the Trust (unless brought by the Servicer to collect amounts owed under a 2003-A Lease), (ii) amend the Certificate of Trust (unless such amendment is required to be filed under applicable law), (iii) amend this Agreement where Trust Certificateholder consent is required, (iv) amend this Agreement where Trust Certificateholder consent is not required if such amendment materially adversely affects the Trust Certificateholders, (v) amend any Basic Document other than this Agreement if such amendment materially adversely affects the Trust Certificateholders, or (vi) appoint a successor Owner Trustee or successor Indenture Trustee, unless (a) the Owner Trustee provides 30 days' written notice thereof to the Trust Certificateholders and each Rating Agency and (b) Trust Certificateholders holding at least 25% of the Certificate Balance (which for this purpose shall include Trust Certificates held by the Trust, the Transferor, the Servicer and their respective Affiliates) do not object in writing to any such proposed amendment within 30 days of such notice. Notwithstanding anything herein to the contrary, the Transferor, the Servicer and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.

                                 ARTICLE SEVEN

                          CONCERNING THE OWNER TRUSTEE

      SECTION 7.01 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents to which the Trust or the Owner Trustee is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 made by the Owner Trustee. In particular, but not by way of limitation, and subject to the exceptions set forth in the preceding sentence:

      (a) the Owner Trustee shall not be liable for any error in judgment of an officer of the Owner Trustee made in good faith, unless it is proved that such officer was negligent in ascertaining the facts;

      (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Trust Certificateholder, the Transferor, the Indenture Trustee, the Administrative Agent or the Servicer;

      (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

      (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the principal of the Trust Certificates;

      (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Transferor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the execution of and the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Securityholder or any third party dealing with the Trust or the Owner Trust Estate, other than as expressly provided for herein and in the other Basic Documents;

      (f) the Owner Trustee shall not be liable for the misfeasance, malfeasance or nonfeasance of the Servicer, the Administrative Agent, the Transferor, the Indenture Trustee or the Cap Provider under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust or the Transferor under this Agreement or the Basic Documents that are required to be performed by the Servicer under the Servicing Agreement or the SUBI Trust Agreement, the Administrative Agent under the Trust Administration Agreement, or the Indenture Trustee under the Indenture or the Cap Provider under the Interest Rate Cap Agreement; and

      (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any Trust Certificateholder unless such Trust Certificateholder have offered to the Owner Trustee security or indemnity satisfactory to it against the Expenses that may be incurred by the Owner Trustee therein or thereby; the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its bad faith, negligence or willful misconduct in the performance of any such act.

      SECTION 7.02 Furnishing of Documents. The Owner Trustee shall furnish to any Trust Certificateholder promptly upon receipt of a written request therefor (at the expense of the Trust Certificateholder), duplicates or copies of all reports, notices, requests, demands, certificates and any other instruments furnished to the Owner Trustee under the Basic Documents.

      SECTION 7.03 Representations and Warranties. The Owner Trustee hereby represents and warrants to the Transferor and the Trust Certificateholders, that:

      (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite power, right and authority to execute, deliver and perform its obligations under this Agreement.

      (b) It has taken all action necessary to authorize the execution and delivery by it of this Agreement and each other Basic Document to which it is a party, and this Agreement and each other Basic Document to which it is a party will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement and each other Basic Document to which it is a party on its behalf.

      (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any Lien, charge or encumbrance on the Owner Trust Estate resulting from actions by or claims against the Owner Trustee individually that are unrelated to this Agreement or the other Basic Documents.

      (d) This Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable against the Owner Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, liquidation, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      (e) It is authorized to exercise trust powers in the State of Delaware as and to the extent contemplated herein or has appointed a Delaware trustee that is so authorized and it has a principal place of business in the state of Delaware or has appointed a Delaware trustee that has such a principal place of business.

      SECTION 7.04      Reliance; Advice of Counsel.

      (a) The Owner Trustee may rely upon, shall be protected in relying upon and shall incur no liability to anyone in acting or refraining from acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a board resolution or documents of any other governing body of any corporate party as conclusive evidence that such board resolution or other document has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer, any assistant treasurer or any other authorized officers of the relevant party as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

      (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled

Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not, to the actual knowledge of the Owner Trustee, contrary to this Agreement or any other Basic Document.

      SECTION 7.05 Not Acting in Individual Capacity. Except as provided in this Article, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

      SECTION 7.06 Owner Trustee Not Liable for Trust Certificates. The recitals contained herein and in the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates and its representations and warranties in Section 7.03) shall be taken as the statements of the Transferor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates) or the Notes or any offering document relating to either of them. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any Basic Document to which the Owner Trustee is to be a party (except for enforceability against the Owner Trustee), or the perfection and priority of any security interest created by or under any Basic Document, or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Trust Certificateholders under this Agreement or the Noteholders under the Indenture, the validity of the transfer of the 2003-A SUBI Certificate, or for the compliance by the Transferor, the Administrative Agent or the Servicer with any warranty or representation made under any Basic Document or for the accuracy of any such warranty or representation or for any action of the Administrative Agent, the Servicer or the Indenture Trustee taken in the name of the Owner Trustee; provided, however, that the foregoing shall not relieve the Owner Trustee of its obligation to perform its duties under this Agreement.

      SECTION 7.07 Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Transferor, the Servicer, the Administrative Agent, the Indenture Trustee and their respective Affiliates, in banking transactions with the same rights as it would have if it were not the Owner Trustee.

                                 ARTICLE EIGHT

                          COMPENSATION OF OWNER TRUSTEE

      SECTION 8.01      Owner Trustee's Compensation and Indemnification.

      (a) The Owner Trustee, the Certificate Registrar and any Paying Agent shall receive as compensation from the Administrative Agent for its services hereunder such fees as have been separately agreed upon before the date hereof between the Transferor or the Administrative Agent and the Owner Trustee, the Certificate Registrar or the Paying Agent. The Transferor shall be liable as primary obligor for, and shall indemnify the Owner Trustee, the Certificate Registrar and any Paying Agent and their respective successors, assigns, agents, servants, officers and employees (collectively, the "Indemnified Parties") from and against, any Expenses that may at any time be imposed on, incurred by or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except that the Transferor shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from any income taxes on any fees payable to any Indemnified Party as described in Section 7.01 for any willful misconduct, bad faith or negligence on the part of the Owner Trustee or in the case of the inaccuracy of any representation or warranty of the Owner Trustee made in Section 7.03. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Certificate Registrar or any Paying Agent or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party's choice of legal counsel shall be subject to the approval of the Transferor, which approval shall not be unreasonably withheld. Neither the Transferor nor the Administrative Agent shall make any claim upon the Owner Trust Estate for the payment of such Expenses.

      (b) Notwithstanding the foregoing, the Owner Trustee shall not be liable for (i) any error of judgment made by an officer of the Owner Trustee, (ii) any action taken or omitted to be taken in accordance with the instructions of any Trust Certificateholder, the Indenture Trustee, the Transferor, the Administrative Agent or the Servicer, (iii) the interest on or principal of the Securities or (iv) the default or misconduct of the Administrative Agent, the Servicer, the Transferor or the Indenture Trustee.

                                  ARTICLE NINE

                         TERMINATION OF TRUST AGREEMENT

      SECTION 9.01      Termination of Trust Agreement.

      (a) This Agreement (other than Article Eight) shall terminate and the Trust shall dissolve and be wound up in accordance with Section 3808 of the Statutory Trust Statute, upon the earliest of (i) the final distribution by the Owner Trustee of all funds or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Agreement or (ii) at the times provided in Section 9.03. The bankruptcy, liquidation, dissolution, or termination, death or incapacity of any Trust Certificateholder, other than the Transferor, as described in Section 9.03, shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Trust Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

      (b) Except as provided in Section 9.01(a), neither the Transferor nor any other Trust Certificateholder shall be entitled to revoke or terminate the Trust.

      (c) Notice of any termination of this Agreement pursuant to Section 9.01(a), specifying the Payment Date upon which the Trust Certificateholders shall surrender their Trust Certificates to the Paying Agent for final payment and cancellation, shall be given by the Owner Trustee by letter to Trust Certificateholders mailed within five Business Days of receipt of notice of such termination from the Administrative Agent, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Trust Certificateholders and the Transferor. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Trust Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.02. The Owner Trustee shall promptly notify each Rating Agency upon the final payment of the Trust Certificates.

      (d) If one or more of the Trust Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Trust Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice, all of the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Trust Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Administrative Agent.

      (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with
Section 3810 of the Statutory Trust Statute.

      SECTION 9.02      [Reserved].

      SECTION 9.03 Purchase of the 2003-A SUBI Certificate; Repayment of the Trust Certificates.

      (a) The Servicer shall be permitted at its option to purchase, or cause to be purchased, the 2003-A SUBI Certificate from the Trust on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, (i) the Securities Balance is less than or equal to 10% of the Initial Securities Balance or (ii) the Outstanding Amount of the Notes is reduced to zero and 100% of the outstanding Trust Certificates are owned by the Trust, the Transferor, the Servicer (so long as NMAC or an Affiliate is the

Servicer) and their respective Affiliates (the exercise of such option is referred to as an "Optional Purchase"). The purchase price (the "Optional Purchase Price") shall equal the aggregate Securitization Value of the 2003-A SUBI Assets plus the appraised value of any other property (other than cash, in which case such value shall be the amount of such funds held in cash) held as part of the Trust (less Liquidation Expenses) and shall be deposited by the Servicer into the SUBI Collection Account on the Deposit Date related to such Payment Date. The Servicer shall not exercise the Optional Purchase if the Optional Purchase Price does not exceed the sum of (i) the Redemption Price,
(ii) unpaid portions of any outstanding Sales Proceeds Advances and Monthly Payment Advances, (iii) the Servicing Fee in respect of the related Collection Period, together with any unpaid Servicing Fees in respect of one or more prior Collection Periods, and (iv) the Certificate Balance. If the Servicer exercises the Optional Purchase, the Notes shall be redeemed and the Trust Certificates shall be repaid, in each case in whole but not in part on the related Payment Date. The Servicer, at its option, may pay all or a portion of the Optional Purchase Price by issuing a demand note in favor of the Trust, the terms of which, on the whole, shall be commercially reasonable and substantially similar to terms that would prevail in an arms-length negotiation between unaffiliated parties; provided, however, that (x) the Servicer shall pay in cash the portion of the Optional Purchase Price that is equal to or greater than the sum of the amounts specified in clauses (i) through (iii) of the second preceding sentence and (y) the Servicer may issue a demand note to a Trust Certificateholder pursuant to this Section 9.03 only if such Certificateholder consents to the receipt of such demand note.

      (b) In connection with an Optional Purchase, the Trust Certificates shall be due and payable on the related Payment Date, upon furnishing of a notice complying with Section 9.03(c) to each Trust Certificateholder. The Administrative Agent or the Owner Trustee shall furnish each Rating Agency notice of such repayment or redemption.

      (c) Notice of repayment or redemption under Section 9.03(b) shall be given (i) by the Administrative Agent to the Owner Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least 20 days prior to the related Payment Date and (ii) by the Owner Trustee to each Trust Certificateholder by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least 15 days (but no more than 30 days) prior to the related Payment Date, at such Trust Certificateholder's or the Transferor's address appearing in the Certificate Register.

      All notices of repayment shall state:

                  (i)   the related Payment Date for the repayment;

                  (ii)  the Repayment Price;

                  (iii) the place where the Trust Certificates to be repaid are to be surrendered for payment of the Repayment Price (which shall be the office or agency of the Owner Trustee to be maintained as provided in
      Section 3.08); and

                  (iv) that on the related Payment Date, the Repayment Price will become due and payable upon each such Trust Certificate.

      Notice of repayment of the Trust Certificates shall be given by the Owner Trustee in the name and at the expense of the Trust. Failure to give notice of repayment or any defect therein, to any Trust Certificateholder shall not impair or affect the validity of the repayment of any Trust Certificate.

      (d) The Trust Certificates to be repaid shall, following notice of repayment as required by Section 9.03(c) on the related Payment Date, become due and payable at the Repayment Price.

                                  ARTICLE TEN

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

      SECTION 10.01 Eligibility Requirements for Owner Trustee. The Owner Trustee shall (i) be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (ii) at all times be able and authorized to exercise corporate trust powers; (iii) have a long-term debt rating of "A" or higher by Moody's, Standard and Poor's and Fitch (if rated by Fitch), or be otherwise acceptable to each Rating Agency; (iv) have combined capital and surplus of at least $50,000,000; and (v) be subject to supervision or examination by federal or state authorities. If the Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

      SECTION 10.02 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrative Agent, the Servicer, each Rating Agency, the Transferor, the Indenture Trustee and the Trust Certificateholders. If, for any reason, Wilmington Trust Company or any of its Affiliates should assume the duties of the Indenture Trustee, then from that time forward Wilmington Trust Company, in its capacity as Owner Trustee, shall resign as Owner Trustee hereunder if any Event of Default under the Indenture occurs and is necessary to eliminate any conflict of interest under the TIA with the Indenture Trustee or any other trustee under the Indenture. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

      If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrative Agent, the Transferor or Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates (which, for this purpose, includes Trust Certificates owned by the Trust, the Transferor, the Servicer (so long as NMAC or an Affiliate is the Servicer) or any of their respective Affiliates), or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor or such Trust Certificateholders may remove the Owner Trustee. If the Owner Trustee shall be removed pursuant to the preceding sentence, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee.

      Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. Any appointment of a successor Owner Trustee is subject to satisfaction of the Rating Agency Condition.

      SECTION 10.03 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrative Agent and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Transferor, the Administrative Agent and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

      Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Transferor shall mail notice of the successor of such Owner Trustee to all Trust Certificateholders, the Indenture Trustee and each Rating Agency. If the Transferor shall fail to mail such notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Transferor.

      SECTION 10.04 Merger or Consolidation of Owner Trustee. Any Person (i) into which the Owner Trustee may be merged or converted or with which it may be consolidated, (ii) resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party or (iii) succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, provided, that such Person shall be eligible pursuant to Section 10.01 anything herein to the contrary notwithstanding. The Owner Trustee shall mail notice of such merger, conversion, or consolidation to each Rating Agency, the Indenture Trustee and the Trust Certificateholders.

      SECTION 10.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Transferor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the Owner Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

      Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

      (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

      (c) the Transferor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrative Agent, the Servicer and the Transferor.

      Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                 ARTICLE ELEVEN

                                   TAX MATTERS

      SECTION 11.01     Tax and Accounting Characterization.

      (a) It is the intent of the parties hereto that the Trust not constitute a separate entity for federal income tax and state income and franchise tax purposes. It is the intent of the Transferor and the Trust Certificateholders that the Notes be treated as indebtedness secured by the 2003-A Vehicles and the payments on the 2003-A Leases for federal income tax and state income and franchise tax purposes. If, however, the Trust is re-characterized as a separate entity for federal income tax purposes, it is the intention of the parties that it qualify as a partnership, with the assets of the partnership being the Owner Trust Estate. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust shall not file or cause to be filed annual returns, reports or other forms and will treat the Trust in a manner consistent with the characterization that the Trust is not a separate entity for tax purposes.

      The Transferor and the Trust Certificateholder, by acceptance of a Trust Certificate, agree to take no action inconsistent with the foregoing intention.

      (b) It is the intent of the Transferor to treat the Trust Certificates as equity interests in the Trust for financial accounting purposes.

      SECTION 11.02     Signature on Returns; Tax Matters Partner.

      (a) If the Trust shall be required to file federal or other income tax returns as a partnership, such returns shall be signed by an authorized signatory for the Transferor or such other Person as shall be required by law to sign such returns of the Trust.

      (b) By acceptance of its beneficial interest in a Trust Certificate, each Trust Certificateholder agrees that in the event that the Trust is classified as a partnership for federal income tax purposes, the Transferor shall be the "tax matters partner" of the Trust pursuant to the Code.

      SECTION 11.03 Tax Reporting. Unless otherwise required by appropriate tax authorities, the Trust shall not file or cause to be filed annual or other income or franchise tax returns and shall not be required to obtain any taxpayer identification number.

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

      SECTION 12.01     Supplements and Amendments.

      (a) This Agreement may be amended by the Transferor and the Owner Trustee without the consent of any of the Securityholders to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, add any other provisions with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement or add or amend any provision herein in connection with permitting transfers of the Trust Certificates; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of any Holder of a 2003-A SUBI Certificate (which, so long as any Notes are outstanding, shall include the Indenture Trustee) or any Securityholder.

      (b) This Agreement may also be amended from time to time by the Transferor and the Owner Trustee, with prior written notice to the Rating Agencies and subject to the satisfaction of the Rating Agency Condition, with the consent of the Noteholders holding a Majority Interest of the Notes, voting as a single class, and to the extent affected thereby, the consent of Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates (which for this purpose shall include Trust Certificates owned by the Trust, the Transferor, the Servicer (as long as NMAC or an Affiliate is the Servicer) and their respective Affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Trust Certificateholders. No such amendment shall, however, (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on the Notes or the Trust Certificates or (ii) reduce the percentage of the Certificate Balance or the Outstanding Amount required to consent to any such amendment, without the consent of the holders of 100% of all outstanding Trust Certificates (including Trust Certificates owned by the Trust, the Transferor, the Servicer (as long as NMAC or an Affiliate is the Servicer) and their respective Affiliates), and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment shall not (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the Trust or the 2003-A SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. This Agreement may also be amended or supplemented from time to time, at the request of the holders of no less than 66 2/3% of all outstanding Trust Certificates (including Trust Certificates owned by the Trust, the Transferor, the Servicer (as long as NMAC or an Affiliate is the Servicer) and their respective Affiliates), to approve any trust purpose with respect to the Trust in addition to the purpose authorized pursuant to
Section 2.03(b), upon not less that 90 days notice to each Rating Agency and each Noteholder and subject to each of (1) the prior written notice to each Rating Agency of such action, and (2) the consent of the holders of at least 66 2/3% of all outstanding Notes (including such Notes, if any, owned by the Trust, the Transferor, the Servicer (as long as NMAC or an Affiliate is the Servicer) and their respective Affiliates), and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment or supplement shall not affect the treatment of any outstanding Notes for federal income tax purposes, or cause the Trust or the 2003-A SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

      It shall not be necessary for the consent of Trust Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Trust Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Trust Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

      (c) Notwithstanding Section 12.01(b), this Agreement may be amended at any time by the parties hereto to the extent reasonably necessary to assure that none of the Titling Trust, the Trust or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

      (d) Prior to the execution of any amendment to this Agreement or any other Basic Document, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Basic Documents and that all conditions precedent herein and in the other Basic Documents to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

      (e) The Owner Trustee shall give the Trust Certificateholders 30 days' written notice of any proposed amendment or supplement hereto, unless the Owner Trustee is furnished an Opinion of Counsel to the effect that such amendment or supplement does not materially adversely affect the Trust Certificateholders or if Noteholders consent is required and this Agreement provides that the Owner Trustee shall not enter into such amendment unless a majority of the Certificate Balance of Trust Certificateholders consent in writing.

      SECTION 12.02 No Legal Title to Owner Trust Estate. The Trust Certificateholders shall have legal title to any part of the Owner Trust Estate. The Trust Certificateholders shall be entitled to receive distributions with respect to their Trust Certificates only in accordance with Articles Five and Nine. No transfer, by operation of law or otherwise, of any right, title or interest of the Trust Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

      SECTION 12.03 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Transferor, the Trust Certificateholders, the Administrative Agent, the Servicer and the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      SECTION 12.04 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (i) if to the Owner Trustee, at Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890, (telecopier no. (302) 651-8882), Attention: Corporate Trust Administration; (ii) if to the Transferor, at 990 West 190th Street, Torrance, California 90502 (telecopier no. (310) 719-8509), Attention: Secretary; (iii) if to Moody's, at Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Group (telecopier no. (212) 553-7820); (iv) if to Standard & Poor's, to Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 (telecopier no. (212) 208-0030),
Attention: Asset Backed Monitoring Group; (v) if to Fitch, at Fitch, Inc., One State Street Plaza, New York, New York 10004 (telecopier no.(___)________),
Attention: [_________];or (vi) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

      Any notice required or permitted to be given to a Trust Certificateholder shall be given by first-class mail, confirmed, facsimile or overnight courier, postage prepaid, at the address of such Trust Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Trust Certificateholder receives such notice.

      SECTION 12.05 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 12.06 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 12.07 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor, the Owner Trustee, and each Trust Certificateholder and their respective successors and permitted assigns, all to the extent as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Trust Certificateholder shall bind the successors and assigns of the Transferor or such Trust Certificateholder.

      SECTION 12.08 No Petition. The Owner Trustee, any Paying Agent, the Transferor, and each Trust Certificateholder by accepting a Trust Certificate, covenant that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws, against NMAC, the Transferor, the Titling Trust, the UTI Beneficiary or the Trust, for a period of one year and a day after:

      (a) payment in full of all amounts due to each Holder in respect of the UTI, the SUBI or any Other SUBI, against any UTI Beneficiary (or any general partner of a UTI Beneficiary which is a partnership, the Titling Trust and the Titling Trustee, without the consent of 100% of the Holders of the 2003-A SUBI and each Other SUBI (excluding the UTI Beneficiary, the Transferor or any of their respective Affiliates); and

      (b) payment in full of the Notes; provided, however, that 100% of the Noteholders, or, if no Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Trust.

      SECTION 12.09 No Recourse. Each Trust Certificate entitles the holder thereof to the respective rights and benefits set forth in this Agreement and in the Trust Certificates. The Trust Certificates do not represent interests in or obligations of the Servicer, the Transferor, the Owner Trustee, any Paying Agent, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the other Basic Documents.

      SECTION 12.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      SECTION 12.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 12.12 Trust Certificates Nonassessable and Fully Paid. Trust Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Trust Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof pursuant to Section 3.03, 3.04 and 3.05, the Trust Certificates shall be deemed fully paid.

      SECTION 12.13 Furnishing of Basic Documents. The Transferor shall furnish to any Trust Certificateholder promptly upon receipt of a written request by such Trust Certificateholder (at the expense of the requesting Trust Certificateholder) therefor, duplicates or copies of all Basic Documents.

      IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                        NISSAN AUTO LEASING LLC II,
                                             as Transferor

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        WILMINGTON TRUST COMPANY,
                                             as Owner Trustee

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT A

                            FORM OF TRUST CERTIFICATE

                                TRUST CERTIFICATE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      THIS CERTIFICATE IS NON-TRANSFERABLE.

      THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, IN EACH CASE WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS TRUST CERTIFICATE MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY "PLAN" AS DEFINED IN SECTION 4975(e)(1) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR OTHERWISE (EACH A "BENEFIT PLAN"). BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS.

      THE PRINCIPAL OF THIS TRUST CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS TRUST CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                       A-1
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE TRANSFEROR, THE OWNER TRUSTEE, THE SERVICER, THE ADMINISTRATIVE AGENT, NMAC, NALL II, NISSAN NORTH AMERICA, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.


                                       A-2
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

                         NISSAN AUTO LEASE TRUST 2003-A

                            ASSET BACKED CERTIFICATE

      evidencing a beneficial interest in the Trust, as defined below, the property of which includes, among other things, the 2003-A SUBI Certificate, evidencing a 100% beneficial interest in the 2003-A SUBI. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

      This Trust Certificate does not represent an interest in or obligation of the Transferor, Nissan Motor Acceptance Corporation, the Owner Trustee or any of their respective Affiliates, except to the extent described below.

NUMBER                                                            $_____________
R-_____

      This certifies that _________________ is the registered owner of a _______________ dollars nonassessable, fully-paid, beneficial ownership interest in the Nissan Auto Lease Trust 2003-A (the "Trust") formed by Nissan Auto Leasing LLC II, a Delaware limited liability company (the "Transferor").

      The Trust was created pursuant to a trust agreement, as amended and restated as of October [__], 2003 (the "Trust Agreement"), between the Transferor and Wilmington Trust Company, as trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions.

      This Trust Certificate is one of the duly authorized Trust Certificates designated as "Asset Backed Certificates" (the "Trust Certificates"). Also issued under an indenture, dated as of October [__], 2003 (the "Indenture"), between the Trust and U.S. Bank National Association, as trustee (the "Indenture Trustee"), are the [___]% Asset Backed Notes, Class A-1, the [____]% Asset Backed Notes, Class A-2, the Floating Rate Asset Backed Notes, Class A-3a and the [___]% Asset Backed Notes, Class A-3b. This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such Trust Certificateholder is bound. The property of the Trust primarily includes, among other things, (i) the 2003-A SUBI Certificate, evidencing a 100% beneficial interest in the 2003-A SUBI, and (ii) all proceeds of the foregoing. The rights of the Trust in the foregoing property have been pledged by the Trust to the Indenture Trustee to secure the payment of the Notes.

      The Trust Certificates represent obligations of the Trust only and do not represent interests in, recourse to or obligations of the Transferor, the UTI Beneficiary or any of their respective Affiliates.


                                       A-3
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      Under the Trust Agreement, there will be distributed on the 15th day of each month (or, if such day is not a Business Day, the next Business Day), commencing November 17, 2003 (each, a "Payment Date"), to the Person in whose name this Trust Certificate is registered at the close of business on the day preceding each Payment Date (each, a "Record Date") such Trust Certificateholder's percentage interest in the amount to be distributed with respect to the Trust Certificates on such Payment Date.

      The holder of this Trust Certificate acknowledges and agrees that its rights to receive payments in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Indenture.

      It is the intent of the Transferor and Trust Certificateholder that the Trust not constitute a separate entity for federal income and state income and franchise tax purposes, and that the Notes be treated as indebtedness for such purposes. If, however, the Trust is re-characterized as a separate entity for federal income tax purposes, it is the intention of the parties to the Trust Agreement that it qualify as a partnership for such purposes. The Transferor and the other Trust Certificateholders, by acceptance of a Trust Certificate, agree to take no action inconsistent with the foregoing intention.

      Each Trust Certificateholder by accepting a Trust Certificate, covenants and agrees that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws, against NMAC, the Transferor or the Trust, for a period of one year and a day after:

      (a) payment in full of all amounts due to each Holder in respect of the UTI, the SUBI or any Other SUBI, against the UTI Beneficiary, the Titling Trust and the Titling Trustee, without the consent of 100% of the Holders of the 2003-A SUBI and each Other SUBI (excluding the UTI Beneficiary, the Transferor or any of their respective Affiliates); and

      (b) payment in full of the Notes, against the Transferor or the Trust; provided, however, that 100% of the Noteholders, or, if no Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Trust.

      Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by check mailed to the Trust Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final payment on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such payment and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for the purpose by the Owner Trustee in The Borough of Manhattan in the The City of New York.

      Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                       A-4
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

      THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                       A-5
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Dated:                                    NISSAN AUTO LEASE TRUST 2003-A
       ----------------------
                                          By:  WILMINGTON TRUST COMPANY,
                                                 as Owner Trustee

                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:



                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,            or   WILMINGTON TRUST COMPANY,
   as Owner Trustee                          as Owner Trustee

                                          By:  _________________,
                                               Authenticating Agent
By:
       ----------------------


                                          By:
                                               ---------------------------------




                                       A-6
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

                         [Reverse of Trust Certificate]

      The Trust Certificates do not represent an obligation of or an interest in the Transferor, the Servicer, the Owner Trustee or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries and certain other amounts respecting the assets of the Trust, all as more specifically set forth in the Indenture. The Transferor will furnish, upon the request of any holder of a Trust Certificate, such information as is specified in paragraph (d)(4) of Rule 144A of the Securities Act of 1933, as amended, with respect to the Trust.

      The Trust Agreement may be amended by the Transferor and the Owner Trustee without the consent of any of the Securityholders to cure any ambiguity, correct or supplement any provision therein that may be inconsistent with any other provision therein, add any other provisions with respect to matters or questions arising under the Trust Agreement that are not inconsistent with the provisions of the Trust Agreement or add or amend any provision therein in connection with permitting transfers of the Trust Certificates; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of any Holder of a 2003-A SUBI Certificate (which, so long as any Notes are outstanding, shall include the Indenture Trustee) or any Securityholder.

      The Trust Agreement may also be amended from time to time by the Transferor and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Noteholders holding a Majority Interest of the Notes, voting as a single class, and, to the extent affected thereby, the consent of Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Trust Certificateholders. No such amendment shall, however, (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on the Notes or the Trust Certificates or (ii) reduce the percentage of the Certificate Balance or the Outstanding Amount required to consent to any such amendment, without the consent of the holders of 100% of all outstanding Trust Certificates (including Trust Certificates owned by the Trust, the Transferor, the Servicer (so long as NMAC or an Affiliate is the Servicer) and their respective Affiliates), and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment shall not (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the Trust or the 2003-A SUBI Certificates to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal and state income and franchise tax purposes.

      Notwithstanding the foregoing, the Trust Agreement may be amended at any time by the parties hereto to the extent reasonably necessary to assure that none of the Titling Trust, the Trust or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

                                       A-7
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      As provided in the Trust Agreement, if and to the extent transfers are permitted and if the Transferor delivers an Opinion of Counsel that the Trust Certificates are transferable in accordance with the terms set forth therein, which opinion the Transferor has not determined can be given under the Internal Revenue Code and existing and proposed regulations thereunder, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Trust Certificateholder hereof or such Trust Certificateholder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of the same class and in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

      The Trust Certificates are issuable only as registered Trust Certificates without coupons in minimum denominations of $250,000. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

      The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

      The obligations and responsibilities created by the Trust Agreement and the trust created thereby shall terminate upon the payment to Trust Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Owner Trust Estate.

      Any prospective transferee of a Trust Certificate will be required to deliver a letter to the Transferor and the Certificate Registrar substantially in the form of Exhibit C to the Trust Agreement, which letter includes a representation that such prospective transferee is not a "Benefit Plan Investor" (as defined in Department of Labor Regulation 2510.3-101(f)(2)). The Trust Certificates may not be transferred, sold, pledged or otherwise disposed to or for the account of a Benefit Plan Investor.

      The Trust Certificates may not be acquired by a Benefit Plan. By accepting and holding this Trust Certificate, the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Trust Certificate or an interest therein for the account of a Benefit Plan.



                                       A-8
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

                                   ASSIGNMENT

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:  ___________________



                                    *
-------------------------------------

Signature Guaranteed:



                                    *
-------------------------------------

* NOTICE: The signatures(s) on this Assignment must correspond with the name(s) as written on the face of the within Trust Certificate in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.



                                       A-9
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

                                                                       EXHIBIT B

                          FORM OF RULE 144A CERTIFICATE

                                                       __________, ____

Nissan Auto Leasing LLC II
990 West 190th Street
Torrance, California 90502

Wilmington Trust Company,
  as Owner Trustee
Rodney Square North
1100 N. Market Street
Wilmington, Delaware 19890

Wilmington Trust Company,
  as Certificate Registrar
520 Madison Avenue
33rd Floor
New York, New York  10019

Ladies and Gentlemen:

      This is to notify you as to the transfer of $____________ initial principal balance of Asset Backed Certificates (the "Trust Certificates") of Nissan Auto Lease Trust 2003-A (the "Trust").

      The undersigned is the holder of the Trust Certificates and with this notice hereby deposits with Wilmington Trust Company (the "Owner Trustee") $____________ initial principal balance of Trust Certificates and requests that Trust Certificates in the same initial principal balance be issued, executed and authenticated and registered to the purchaser on ____________, 200__, as specified in the trust agreement dated [_______], 2003, as amended and restated by the Amended and Restated Trust Agreement dated November 21 among Wilmington Trust Company and Nissan Auto Leasing LLC II, as follows:

            Name:                         Denominations:

            Address:

            Taxpayer I.D. No:

      The undersigned represents and warrants that the undersigned (a) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act"),
(b) such purchaser has acquired the Trust Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and (c) if the purchaser has purchased the Trust Certificates for one or more accounts for which it is acting as fiduciary or agent, (i) each such account is a qualified


                                       B-1
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)
institutional buyer and (ii) the purchaser is acquiring Trust Certificates for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than $250,000 for each such account.

                                          Very truly yours,


                                          --------------------------------------

                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                       B-2
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

                                                                       EXHIBIT C

                            FORM OF INVESTMENT LETTER

                          QUALIFIED INSTITUTIONAL BUYER

                                                       ----------, ----

U.S. Bank National Association,
  as Indenture Trustee
400 North Michigan Avenue, 2nd Floor
Chicago, Illinois 60601

Wilmington Trust Company,
  as Owner Trustee
Rodney Square North
1100 N. Market Street
Wilmington, Delaware 19890

Nissan Auto Leasing LLC II
990 West 190th Street
Torrance, California 90502

Ladies and Gentlemen:

      In connection with our proposed purchase of $__________________ aggregate principal amount of Certificates (the "Certificates") representing an undivided interest in the Nissan Auto Lease Trust 2003-A (the "Trust"), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

      1. Reference is made to the Prospectus, dated [_______], 2003 (the "Prospectus"), relating to the Certificates. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Prospectus. The Purchaser has received a copy of the Prospectus and such other information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Servicer and Nissan Auto Leasing LLC II, as the Transferor, concerning the Servicer, the UTI Beneficiary and the Transferor and the terms and conditions of the offering described in the Prospectus. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Certificates. The Purchaser represents that in making its investment decision to acquire the Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Servicer, the Transferor or the Owner Trustee or any of your or their affiliates, except as expressly contained in the Prospectus and in the other written information, if any, discussed above. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser


                                       C-1
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)
has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Certificates.

      2. The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and has delivered to you a certificate substantially in the form attached hereto as Annex 1 or Annex 2, as applicable and (B) acquiring the Certificates for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or "Blue Sky" laws of any state.

      3. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Certificate, such Certificate may be resold, pledged or transferred without registration only to an entity that has delivered to the Transferor and the Owner Trustee a certification that it is a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A and (ii) it will, and each subsequent holder will be required to, notify any purchaser of any Certificate from it of the resale restrictions referred to in clause (i) above.

      4. The Purchaser understands that each of Certificate will bear a legend to the following effect, unless otherwise agreed by the Transferor and the Owner Trustee:

            "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE TRANSFEROR AND THE OWNER TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER TRUSTEE AND THE

                                       C-2
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

            TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS TRUST CERTIFICATE MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY PLAN THAT IS SUBJECT TO TITLE I OF ERISA OR ANY "PLAN" AS DEFINED IN SECTION 4975(e)(1) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR OTHERWISE (EACH A "BENEFIT PLAN"). BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS."

      5. If the Purchaser is acquiring any Certificate as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgements, representations and agreements contained herein on behalf of such account.

      6. The Purchaser is not (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(b) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to
Section 4975 of the Code or otherwise (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity or otherwise (each, a "Benefit Plan").

      7. The Purchaser has neither acquired nor will it transfer any Certificate it purchases (or any interest therein) or cause any such Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

      8. The Purchaser either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such


                                       C-3
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)
transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Transferor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee's ownership of Certificates.

      9. The Purchaser understands that no subsequent transfer of the Certificates is permitted unless (A) such transfer is of a Certificate with a denomination of at least $250,000, (B) it causes its proposed transferee to provide to the Transferor and the Certificate Registrar a letter substantially in the form of Exhibit C to the Trust Agreement, as applicable, or such other written statement as the Transferor shall prescribe and (C) the Transferor consents in writing to the proposed transfer, which consent shall be granted unless the Transferor determines that such transfer would create a risk that the Trust or the Titling Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Certificates to exceed 95 or (2) the number of holders of direct or indirect interests in the Titling Trust to exceed 50, shall be a void transfer.

      10. The Purchaser understands that the opinion of counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 7, 8 and 9 above.

      11. The Purchaser is a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (3) a Person not described in (A)(1) or (2) whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any Person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate the income of which is includible in gross income for federal income tax purposes regardless of source or a trust if the court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the Trust. It agrees that it will provide a certification of non-foreign status signed under penalty of perjury and, alternatively, that if it is a Person described in clause (A)(3) above, it will furnish to the Transferor and the Owner Trustee a properly executed IRS Form W-8ECI and a new W-8ECI upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or Opinions of Counsel as may be requested by the Transferor and the Owner Trustee).

      12. The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with Section 3.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Certificates (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be a void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Certificateholder, as the case may, be for any purpose.

                                       C-4
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      13. The Purchaser hereby irrevocably requests you to arrange for definitive Certificates representing the Certificates purchased by the Purchaser to be registered and delivered promptly after the Closing Date as follows:

     Principal Amount               Registered in             Deliver Definitive
of Definitive Certificate:             Name of:                 Certificate to:
--------------------------             --------                 ---------------

--------------------------             --------                 ---------------

--------------------------             --------                 ---------------

--------------------------             --------                 ---------------


      You and the Owner Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,



                                               By:
                                                    ----------------------------
                                                    Name:
                                                    Title:



                                       C-5
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

                                                            ANNEX 1 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:

      (i) As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

      (ii) In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Purchaser owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
                        Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net


----------

1 Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                       C-6
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)
                        worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  ___ Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

                  ___ State or Local Plan. The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees (a "Plan").

                  ___ ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (an "ERISA Plan").

                  ___ Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. The Purchaser is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or
                        (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company. The Purchaser is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  ___ Trust Fund. The Purchaser is a trust fund whose trustee is a bank or trust company and whose participants are exclusively state or local Plans or ERISA Plans as defined above, and no participant of the Purchaser is an individual retirement account or an H.R. 10 (Keogh) plan.

      (iii) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                                       C-7
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      (iv) For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph, except (i) where the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at their market value. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Exchange Act.

      (v) The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

      (vi) Until the date of purchase of the Certificates, the Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan is provided above, the Purchaser agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



------------------------------------------
Name of Purchaser

By:
      ------------------------------------
      Name:
      Title:

Dated:
       -----------------------------------




                                       C-8
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

                                                            ANNEX 2 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

      The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:

      (i) As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

      (ii) In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as defined in Rule 144A because
            (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Purchaser alone, or the Purchaser's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used, except (i) where the Purchaser or the Purchaser's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Purchaser owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Purchaser is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      (iii) The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                       C-9
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)

      (iv) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

      (v) The Purchaser is familiar with Rule 144A and understands that the parties listed in the Rule 144A Representation Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A. In addition, the Purchaser will only purchase for the Purchaser's own account.

      (vi) Until the date of purchase of the Transferor Certificate, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



------------------------------------------
Name of Purchaser or Advisor

By:
      ------------------------------------
      Name:
      Title:

IF AN ADVISOR:



------------------------------------------
Name of Purchaser

Dated:
       -----------------------------------





                                       C-10
                                                                    (NALT 2003-A
                                           Amended and Restated Trust Agreement)